UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WESTAFF, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
N/A
	(2)	Aggregate number of securities to which transaction applies:
N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A
	(4)	Proposed maximum aggregate value of transaction:
N/A
	(5)	Total fee paid:
N/A
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
N/A
	(2)	Form, Schedule or Registration Statement No.:
N/A
	(3)	Filing Party:
N/A
	(4)	Date Filed:
N/A

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

WESTAFF, INC.
298 North Wiget Lane
Walnut Creek, California 94598

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on April 19, 2006

TO THE STOCKHOLDERS OF WESTAFF, INC.:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Westaff, Inc. (the “Company”), a Delaware corporation, will be held on April 19, 2006, at 10:00 a.m., local time, at the Company’s administrative offices located at 298 N. Wiget Lane, Walnut Creek, California, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.                To elect two Class I directors to serve for three-year terms and until their successors are elected;

2.                To adopt the Company’s 2006 Stock Incentive Plan (“the Plan”); and

3.                To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on February 23, 2006, are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed between the record date and the date of the meeting. All stockholders are cordially invited to attend the meeting in person.

This Notice is being mailed on or about March 20, 2006, to all stockholders entitled to vote at the Annual Meeting.

Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience or follow the instructions for Internet or telephone voting. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the time it is voted at the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors,
/s/ W. ROBERT STOVER
W. Robert Stover
Chairman of the Board of Directors
Walnut Creek, California
March 10, 2006

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE OR FOLLOW THE INSTRUCTIONS FOR INTERNET OR TELEPHONE VOTING ON PAGE 4 OF THE ACCOMPANYING PROXY STATEMENT.

p

PROXY STATEMENT

WESTAFF, INC.
298 North Wiget Lane
Walnut Creek, California 94598

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON April 19, 2006

The enclosed proxy (“Proxy”) is solicited on behalf of the Board of Directors of Westaff, Inc. (the “Company”), for use at the Annual Meeting. The Annual Meeting will be held on April 19, 2006, at 10:00 a.m., local time, at the Company’s administrative offices located at 298 N. Wiget Lane, Walnut Creek, California.

These proxy solicitation materials will be mailed on or about March 20, 2006, to all stockholders entitled to vote at the Annual Meeting.

Voting Procedures

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On February 23, 2006, 16,395,568 shares of the Company’s common stock, $0.01 par value (“Common Stock”), were issued and outstanding. No shares of the Company’s preferred stock were outstanding.

The presence at the Annual Meeting of a majority of, or approximately 8,197,785 shares of Common Stock, either in person or by Proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on February 23, 2006, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. Directors are elected by a plurality of the votes cast. Since votes are cast in favor of or withheld from each nominee, abstentions and broker non-votes therefore will have no effect on the outcome of Proposal One. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Voting By Mail

If you are unable to attend the Annual Meeting, you may vote by proxy. The enclosed Proxy is solicited by the Board of Directors, and, when returned properly completed, will be voted as you direct on the Proxy. Please complete, date and sign the Proxy and mail it as soon as possible in the envelope provided. Voting also may be accomplished electronically or by telephone, as described below. In the discretion of the proxy holder, shares represented by such proxies will be voted upon any other business as may properly come before the Annual Meeting. If no specific instructions are given with respect to matters to be acted upon at the Annual Meeting, shares of Common Stock represented by a properly executed proxy will be voted (i) FOR the election of management’s nominees for Directors, (ii) FOR the approval of Westaff, Inc. 2006 Stock Incentive Plan and (iii) as the Board of Directors may recommend for any other matter or matters which may properly come before the meeting. The Board of Directors does not know of any matter that is not referred to herein to be presented for action at the meeting. If any other matters are properly brought before the meeting, the persons named in the Proxy will have discretion to vote on such matters in accordance with their best judgment.

Voting Electronically or By Telephone

Instead of submitting your vote by mail on the enclosed Proxy, you can vote electronically by submitting your proxy through the Internet or by telephone. Please note that there are separate arrangements for using the Internet and telephone depending on whether your shares are registered in the Company’s stock records in your name or in the name of a brokerage firm or bank.

The Internet and telephone voting procedures are designed to authenticate your identity as a Westaff, Inc. stockholder, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Stockholders voting by means of the Internet through American Stock Transfer & Trust Company, our transfer agent, should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that may be borne by each individual stockholder.

Stockholders with shares registered directly in their name in our stock records maintained by American Stock Transfer & Trust Company may vote their shares as follows:

•       By submitting their proxy through the Internet at the following address on the World Wide Web:   www.voteproxy.com. Please access the web page and follow the on-screen instructions. Have your control number available when you access the web page.

•       By making a toll-free telephone call from the United States and Canada to American Stock Transfer & Trust Company at 1-800-PROXIES and following the instructions. Have your control number and the Proxy available when you call.

•       By mailing their signed Proxy.   Specific instructions to be followed by registered stockholders are set forth on the enclosed proxy card. Proxies submitted through the Internet or by telephone through American Stock Transfer & Trust Company as described above must be received by 12:59 p.m. Eastern Daylight Savings Time (E.D.T.) on April 19, 2006.

A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. That program is different from the program provided by American Stock Transfer & Trust Company for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP Program, you may vote those shares by calling the telephone number which appears on your voting form or through the Internet in accordance with the instructions set forth on the voting form. If you have any questions regarding the proposals or how to execute your vote, please contact American Stock Transfer & Trust Company at (800) 937-5449 or visit their web site at www.amstock.com.

Revocability of Proxies

You may revoke or change your Proxy at any time before it is voted at the Annual Meeting by filing, with the Secretary of the Company at our principal executive offices, a notice of revocation or another signed Proxy with a later date. You also may revoke your Proxy by attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares. To revoke a proxy previously submitted electronically through the Internet or by telephone, you simply may vote again at a later date, but before 12:59 p.m. E.D.T. on April 19, 2006, by using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail.

MATTERS TO BE CONSIDERED AT THE 2006 ANNUAL MEETING

PROPOSAL ONE—ELECTION OF CLASS I DIRECTORS

General

Our Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a three-year term. The Board of Directors has selected two nominees, who are currently serving as Class I directors of the Company. The nominees for directors are Jack D. Samuelson and Ronald D. Stevens. The nominees have agreed to serve if elected, and management has no reason to believe that they will be unavailable to serve. In the event either nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any replacement nominee who may be designated by the present Board of Directors to fill the vacancy.

Unless otherwise instructed, the proxy holders will vote the Proxies received by them FOR the nominees named below. In the event that additional persons are nominated, other than by the Board of Directors, for election as directors, the proxy holders intend to vote all Proxies received by them for the nominees listed below or any replacement Board of Directors’ nominees as described above. The two candidates receiving the highest number of affirmative votes of the shares represented and voting on this particular matter at the Annual Meeting will be elected as Class I directors of the Company, to serve their respective three-year terms and until their successors have been elected and qualified.

Business Experience of Directors

Directors to be Elected at the Annual Meeting

Ronald D. Stevens, age 62, Class I director, was appointed as a director of the Company effective February 24, 2002. He began his business career in 1967 with Arthur Andersen & Co. and became an audit partner in that organization in 1977. He left Arthur Andersen & Co. at the end of 1990 and joined in opening Productivity Consulting Group, Inc. In April 2002, he retired from Robertson-Ceco Corporation where he had been its Executive Vice President and Chief Financial Officer since October 1996. He is a certified public accountant on inactive status.

Jack D. Samuelson, age 81, Class I director, has been a director of the Company since March 1995. Mr. Samuelson co-founded Samuelson Brothers in 1957 to engage in general construction and commercial real estate development. Mr. Samuelson has been its President and Chairman of the Board of Directors from incorporation to the present. Samuelson Brothers sold its construction business in 1979 and since then has continued to develop industrial and commercial real estate. It is now known as Samuelson Partners. Mr. Samuelson is also a director of Nationwide Health Properties, Inc., a New York Stock Exchange-listed real estate investment trust focused on healthcare-related properties.

Directors Whose Terms Extend Beyond the Annual Meeting

Patricia M. Newman, age 54, Class II director, was appointed as our President and Chief Executive Officer effective March 16, 2005. Ms. Newman is a 25 year veteran of the staffing industry and was appointed as Chief Operating Officer of the Company on November 1, 2004. Prior to that, she had been the Company’s U.K. Managing Director since December 1998. In November 2002, she took on the added responsibility of overseeing the Company’s Denmark and Norway Operations. Ms. Newman will continue to serve on the board of Westaff U.K. Limited.

W. Robert Stover, age 84, Class III director, founded the Company in 1948 and has been continuously involved in the management of the Company since that time. Since our incorporation in 1954, Mr. Stover has held the position of Chairman of the Board of Directors. From 1954 to 1985, Mr. Stover served as President, and from 1985 to the end of calendar year 1998, as Chief Executive Officer. He stepped down as

Chief Executive Officer effective January 1, 1999, and continued to serve as Chairman of the Board of Directors until May 3, 2000, when he also assumed the position of interim President and Chief Executive Officer following the termination of a management-led buyout transaction. Mr. Stover’s interim service as President and Chief Executive Officer ended upon the hiring of a successor in that office effective May 1, 2001. He continues to serve as Chairman of the Board of Directors.

Janet M. Brady, age 52, Class III director, was appointed as a director of the Company effective September 19, 2002. She was employed by The Clorox Company for almost twenty-seven years having started as Brand Assistant in 1976. After a series of promotions, including as Vice President-Corporate Marketing Services of that company, she was named Vice President-Human Resources in 1993 where she served until her retirement in January 2003. She was a former director of American Protective Services, Inc., a privately held guard service company. She is a director on the Advisory Board of I.P.S.A., a privately held investigative and protective services company.

At the 2005 Annual Meeting, W. Robert Stover and Janet M. Brady were reelected to serve three-year terms in Class III. At the 2004 Annual Meeting, Dwight S. Pedersen was elected to serve a three-year term in Class II. Mr. Pedersen resigned on March 16, 2005. Effective March 16, 2005, prior to the 2005 Annual Meeting of Stockholders, Patricia M. Newman was appointed to serve in Class II to fill the remainder of her predecessor’s term. At the 2003 Annual Meeting, Jack D. Samuelson and Ronald D. Stevens were elected to serve three-year terms in Class I. There are no family relationships among our executive officers or directors.

The Board of Directors Recommends that the Stockholders Vote FOR the
Election of Mr. Stevens and Mr. Samuelson as Class I Directors of the Company.

PROPOSAL TWO—APPROVAL OF THE WESTAFF, INC. 2006 STOCK INCENTIVE PLAN

The Board has unanimously approved for submission to a vote of the stockholders a proposal to adopt the Westaff, Inc. 2006 Stock Incentive Plan (the “2006 Plan”). The purpose of the 2006 Plan is to retain key employees and directors of the Company having experience and ability, to attract new employees and directors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. The Board believes that grants of options and other forms of equity participation may become an increasingly important means to retain and compensate employees and directors. The Company’s 1996 Stock Option/Stock Issuance Plan (the “1996 Plan”) will terminate on April 30, 2006. In order for the Company to continue to grant equity based awards, it is necessary for the Company to adopt the 2006 Plan to replace the 1996 Plan.

If approved by the stockholders, a total of 1,500,000 shares of Common Stock will be initially reserved for issuance under the 2006 Plan, subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the Common Stock or capital structure of the Company. Capitalized terms used but not defined in this Proposal Two shall have the same meaning as in the 2006 Plan unless otherwise indicated.

A general description of the principal terms of the 2006 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2006 Plan, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

General Description

Purpose.   The purpose of the 2006 Plan is to provide the Company’s employees and directors, whose present and potential contributions are important to the success of the Company, an incentive, through ownership of the Company’s Common Stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals.

Shares Reserved for Issuance under the 2006 Plan.   If approved by the stockholders, a total of 1,500,000 shares of Common Stock will be reserved initially for issuance under the 2006 Plan, subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the Common Stock or capital structure of the Company. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 1,000,000 shares. In addition, in connection with a participant’s commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 500,000 shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately by the Administrator in connection with any change in the Company’s capitalization due to a stock split, stock dividend or similar event affecting the Common Stock of the Company and its determination shall be final, binding and conclusive. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 1,000,000 shares.

Administration.   The 2006 Plan will be administered by the plan administrator (the “Administrator”), defined as the Board. The Board must act unanimously with respect to all actions taken as the Administrator.

Terms and Conditions of Awards.   The 2006 Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights (collectively referred to as “awards”). Stock options granted under the 2006 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees and directors. To the extent that the aggregate fair market value of shares of the Company’s Common Stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options. Under the 2006 Plan, awards may be granted to such employees and directors who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time. Each award granted under the 2006 Plan shall be designated in an award agreement.

The Administrator may issue awards under the 2006 Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a related entity acquiring another entity, an interest in another entity or an additional interest in a related entity whether by merger, stock purchase, asset purchase or other form of transaction. Subject to applicable laws, the Administrator has the authority, in its discretion, to select employees and directors to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of the Company’s Common Stock or the amount of other consideration to be covered by each award (subject to the limitations set forth under the above sub-section of this Proposal Two “—Shares Reserved for Issuance under the 2006 Plan”), to approve award agreements for use under the 2006 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the Plan, to construe and interpret the terms of the 2006 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2006 Plan, as the Administrator deems appropriate.

The term of any award granted under the 2006 Plan may not be for more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award.

The 2006 Plan authorizes the Administrator to grant incentive stock options and non-qualified stock options at an exercise price not less than 100% of the fair market value of the Common Stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). In the case of stock appreciation rights, the base appreciation amount shall not be less than 100% of the fair market value of the Common Stock on the date of grant. In the case of awards intended to qualify as performance-based compensation, the exercise or purchase price, if any, shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the 2006 Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares of Common Stock or with respect to options, payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure.

The 2006 Plan provides that any amendment that would adversely affect the grantee’s rights under an outstanding awards shall not be made without the grantee’s written consent, provided, however, that an amendment or modification that may cause an incentive stock option to become a non-qualified stock option shall not be treated as adversely affecting the rights of the grantee. The 2006 Plan also provides that stockholder approval is required in order to (i) reduce the exercise price of any option and the base appreciation amount of any stock appreciation awarded under the 2006 Plan or (ii) cancel any option or stock appreciation right awarded under the 2006 Plan in exchange for another award at a time when exercise price or base appreciation amount (as applicable) exceeds the fair market value of the underlying shares unless the cancellation and exchange occurs in connection with a Corporate Transaction.

Under the 2006 Plan, the Administrator may establish one or more programs under the 2006 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2006 Plan separate programs for the grant of particular forms of awards to one or more classes of grantees.

Termination of Service.   An award may not be exercised after the termination date of such award as set forth in the award agreement. In the event a participant in the 2006 Plan terminates continuous service with the Company, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonqualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

Transferability of Awards.   Under the 2006 Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable only by will or by the laws of descent or distribution and to the extent provided in the award agreement. The 2006 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

Section 162(m) of the Code.   The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 1,000,000 shares. In addition, in connection with a participant’s commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 500,000 shares which shall not count against the limit set forth in the previous sentence. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s chief executive officer and the four other most highly compensated officers of the Company.

An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. However, the options and stock appreciation rights must be approved by a committee of the Board composed solely of “outside directors” within the meaning of Section 162(m). Because the terms of the 2006 Plan require that the Board act unanimously with respect to all actions taken in connection with the Plan, options and stock appreciation rights will not be eligible for the exception to the $1 million deduction limitation under Section 162(m) of the Code. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the limitation contained in the 2006 Plan, if any option or stock appreciation right is canceled, the cancelled award shall continue to count against the maximum number of shares of Common Stock with respect to which an award may be granted to a participant.

For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 1,000,000 shares. In addition, in order for restricted stock and restricted stock units to qualify as performance-based compensation under Section 162(m), the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which the award relates and while the achievement of the performance goal is still substantially uncertain. Furthermore, the performance goal must be stated in terms of an objective formula or standard. In addition, the restricted stock and restricted stock units (as well as the performance goals) must be approved by a committee of the Board composed solely of “outside directors” within the meaning of Section 162(m). Because the terms of the 2006 Plan require that the Board act unanimously with respect to all actions taken in connection with the Plan, restricted stock and restricted stock units will not be eligible for the exception to the $1 million deduction limitation under Section 162(m) of the Code.

The 2006 Plan includes the following performance criteria that may be considered by the Administrator when granting performance-based awards: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added, (xvii) market share, (xviii) gross profit, (xix) growth in sales and (xx) sales targets.

Change in Capitalization.   Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by outstanding awards, the number of shares of Common Stock that have been authorized for issuance under the 2006 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of Common Stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting the Common Stock of the Company, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to stockholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

Corporate Transaction.   The Administrator has the authority to provide for the full or partial automatic vesting and exercisability for all of the shares at the time represented by the awards and the release from restrictions on transfer and repurchase or forfeiture rights of such awards, before or at the time of a Corporate Transaction (as defined in the 2006 Plan). Effective upon the consummation of a Corporate Transaction, all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the awards are assumed by the successor entity. To the extent the contractual obligations represented by the awards are not assumed by the successor entity, the awards shall become fully vested immediately prior to the consummation of a Corporate Transaction.

Change in Control.   The Administrator has the authority to provide for the full or partial automatic vesting and exercisability for all of the shares at the time represented by the awards and the release from restrictions on transfer and repurchase or forfeiture rights of such awards, before or at the time of a Change in Control (as defined in the 2006 Plan).

Amendment, Suspension or Termination of the 2006 Plan.   The Board may at any time amend, suspend or terminate the 2006 Plan. The 2006 Plan will terminate ten years from the date of its approval by our stockholders, unless terminated earlier by the Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, we shall obtain stockholder approval of any such amendment to the 2006 Plan in such a manner and to such a degree as is required.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the 2006 Plan and the awards granted thereunder is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences or guidance that may be issued by the Treasury Department under Section 409A of the Internal Revenue Code.

Nonqualified Stock Options.   The grant of a nonqualified stock option under the 2006 Plan will not result in any federal income tax consequences to the optionholder or to the Company. Upon exercise of a nonqualified stock option, the optionholder is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionholder, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the optionholder’s total compensation is deemed reasonable in amount. Any gain or loss on the optionholder’s subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

In the event a nonqualified stock option is amended, such option may be considered deferred compensation and subject to the rules of new Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently how the additional tax and penalties and interest will be applied is unclear.

Incentive Stock Options.   The grant of an incentive stock option under the 2006 Plan will not result in any federal income tax consequences to the optionholder or to the Company. An optionholder recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the optionholder has held the shares of Common Stock. If the optionholder does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the optionholder will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the optionholder fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionholder, subject to possible limitations imposed by Section 162(m) of the Code and so long as the optionholder’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an optionholder’s alternative minimum tax liability exceeds such optionholder’s regular income tax liability, the optionholder will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the optionholder must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

In the event an incentive stock option is amended, such option may be considered deferred compensation and subject to the rules of new Section 409A of the Code. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently how the additional tax and penalties and interest will be applied is unclear. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

Restricted Stock.   The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

Stock Appreciation Rights.   Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

A SAR can be considered non-qualified deferred compensation and subject to the new Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient. Currently, how the additional tax, penalties and interest will be applied is unclear.

Restricted Stock Units.   Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Restricted stock units also can be considered non-qualified deferred compensation and subject to the new Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient. Currently, how the additional tax, penalties and interest will be applied is unclear.

Dividends and Dividend Equivalents.   Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by a recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

New Plan Benefits

As of the date of this Proxy Statement, no executive officer, employee or director, and no associate of any executive officer or director, has been granted any options under the 2006 Plan. The benefits to be received by the Company’s directors, executive officers and employees pursuant to the 2006 Plan are not determinable at this time.

Equity Compensation Plan Information

The following table sets forth securities authorized for issuance under equity compensation plans as of October 29, 2005. The Company maintains only the 1996 Stock Option/Stock Issuance Plan, as amended and restated, pursuant to which it may grant equity awards to eligible persons. This equity compensation plan was previously approved by security holders.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by securities holders	640,000	$3.69	1,482,000
Equity compensation plans not approved by security holders	—	—	—
Total	640,000	$3.69	1,482,000

Vote Required

The affirmative vote of holders of a majority of the voting power of the shares of Common Stock, present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the 2006 Plan.

The Board of Directors Recommends that the Stockholders Vote FOR the approval of the 2006 Stock Incentive Plan.

OTHER MATTERS TO COME BEFORE THE 2006 ANNUAL MEETING

We know of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

BOARD MEETINGS AND COMMITTEES

The standing Committees of the Board of Directors of the Company consist of the following:  the Audit Committee, the Compensation Committee (which includes a Primary Committee and a Secondary Committee), the Strategic Planning Committee, and the Nominating and Governance Committee.  The membership and functions of these committees are described below.

Directors	Audit Committee	Compensation Primary Committee	Compensation Secondary Committee	Strategic Planning Committee	Nominating and Governance Committee
Janet M. Brady	X	Chairman	Chairman		X
Patricia M. Newman				Chairman
Jack D. Samuelson	X			X	X
Ronald d. Stevens	Chairman	X	X		Chairman
W. Robert Stover			X	X

Meetings of Directors.   During fiscal 2005, the Board of Directors held ten meetings, the Audit Committee held four meetings, and the Compensation Committee held four meetings. The Special Committee held three meetings. The Strategic Planning Committee did not meet. The Board acted by unanimous written consent on two occasions. The active committees of the Board of Directors in fiscal 2005 were the Audit Committee, the Compensation Committee and the Special Committee. The Nominating and Governance Committee was established in fiscal 2006 and therefore had no meetings in fiscal 2005. In fiscal 2005, each of the directors attended at least 75% of the aggregate of (i) all Board meetings and (ii) all meetings held by committees of the Board on which such director served.

Audit Committee.   The Audit Committee’s duties include reviewing internal financial information, reviewing our internal controls, reviewing our internal audit plans and programs, reviewing with our independent accountants the results of all audits upon their completion, overseeing the quarterly unaudited reporting process and taking such other action as may be necessary to assure the adequacy and integrity of all financial information distributed by us. The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors, including the resolution of disagreements between management and the auditors regarding financial reporting. Additionally, the Audit Committee must review and approve all related party transactions that are required to be disclosed pursuant to Item 404 of Regulation S-K.

The current members of the Audit Committee are Messrs. Stevens and Samuelson, and Ms. Brady, and Mr. Stevens is the Chairman. The Audit Committee is required to have at least three members, all of whom must be “independent directors” as defined in the NASDAQ listing standards. The Board of Directors has determined that it has an “audit committee financial expert,” as defined in Item 401(h)(2) of Regulation S-K serving on the Audit Committee, Ronald D. Stevens, and that Mr. Stevens and each of the other Audit Committee members is an “independent director” as defined in Rule 4200(a)(15) of the NASDAQ listing standards. The Board has adopted a written charter for the Audit Committee, which was amended and restated after the end of fiscal 2003. A copy of the amended and restated Audit Committee charter is available on the Company’s website at http://www.westaff.com.

Compensation Committee.   The Compensation Committee adopted a Compensation Committee Charter on February 27, 2006, a copy of which is attached to this year’s Proxy Statement as Appendix B. The Compensation Committee charter is also available on the Company’s website at http://www.westaff.com. The Compensation Committee currently consists of three directors, Janet M. Brady, Ronald D. Stevens and W. Robert Stover. Ms. Brady is its Chairman. The Primary Committee of the Compensation Committee consists of two directors, Ms. Brady and Mr. Stevens, both of whom are independent. The Secondary Committee of the Compensation Committee consists of the members of the Primary Committee and Mr. Stover. The Compensation Committee has the authority to administer the Company’s 1996 Stock Option/Stock Issuance Plan, the Employee Stock Purchase Plan and the International Employee Stock Purchase Plan. The Primary Committee of the Compensation Committee administers the Discretionary Option Grant, the Automatic Option Grant and Stock Issuance Programs with respect to Section 16 insiders. The Secondary Committee of the Compensation Committee administers the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 insiders. In addition, the Primary Committee of the Compensation Committee is responsible for providing recommendations to the Board of Directors concerning compensation levels for the Company’s executive officers. The Secondary Committee of the Compensation Committee works with senior executive officers on benefit and compensation programs for employees, including matters related to participation in profit sharing, bonus plans and stock option plans and preparing reports to the extent necessary to comply with applicable disclosure requirements established by the Securities and Exchange Commission or other regulatory bodies. Our Chief Executive Officer is not present and does not participate in the deliberation or voting of the Primary Committee of the Compensation Committee for her compensation.

Strategic Planning Committee.   The Strategic Planning Committee currently consists of three directors, Patricia M. Newman, Jack D. Samuelson and W. Robert Stover. Ms. Newman is its Chairman. The Committee is responsible for evaluating the Company’s business plans and future business including, but not limited to, the evaluation of potential acquisitions and new business opportunities. The Strategic Planning Committee did not meet in fiscal 2005.

Nominating and Governance Committee.   The Board of Directors has adopted a standing Nominating and Governance Committee (the “Nominating Committee”) which currently consists of three directors, Janet M. Brady, Ronald D. Stevens and Jack D. Samuelson. Mr. Stevens is its Chairman. All of its members are “independent.”  The Nominating Committee adopted a charter of the Nominating Committee of the Board of Directors by unanimous consent on February 22, 2006, a copy of which is attached to this year’s Proxy Statement as Appendix C. The Nominating Committee charter is also available on the Company’s website at http://www.westaff.com. The Nominating Committee identifies, screens and reviews individuals qualified to serve as directors; reviews each current director and recommends to the Board whether such director should stand for re-election; and recommends to the Board the nominees for election or re-election at the next annual meeting of stockholders and for filling vacancies that may occur at other times, subject to limitations set forth in the corporate governance guidelines of the Company.

Director Nominations.   The Board of Directors did not have a standing nominating committee or committee performing similar functions or any related committee charter prior to September 12, 2005 because of the relatively small size of the Board of Directors, and the entire Board of Directors (which includes members that do not meet the NASDAQ definition of “independent director”) functioned in the same capacity as a nominating committee. After September 12, 2005, no directors were nominated for election to the Board until the Nominating Committee recommended the current slate of directors, Mr. Stevens and Mr. Samuelson on February 27, 2006, to the Board as nominee for re-election at the 2006 Annual Meeting.

The Company has a policy regarding the consideration of any director candidates recommended by security holders. Nominations of directors by stockholders must be made pursuant to timely notice in writing to the Secretary of the Company for bringing business before a meeting of stockholders. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting, and (b) in the case of a special meeting at which directors are to be elected, not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of such stockholder and (ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of Common Stock which are beneficially owned by such person. In addition, the Nominating Committee remains open to candidates for Directors. The Nominating Committee considers multiple sources for identifying and evaluating nominees for Directors, including referrals from current Directors and stockholders.

The Nominating Committee determines the required selection criteria and qualifications of director nominees based upon the Company’s needs at the time nominees are considered. In general directors should possess personal and professional ethics, integrity and values, and be committed to representing the long-term interests of Westaff’s shareholders. Directors should also have an inquisitive and objective perspective, practical wisdom and mature judgment, and be willing and able to challenge management in a constructive manner. Westaff endeavors to have its Board represent diverse skills and experience at policymaking levels in finance, human resources, marketing, technology and other aspects of business relevant to Westaff’s activities. Directors should be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time. The number of Boards of publicly traded companies or Audit Committees thereof on which outside directors sit should not exceed three (in addition to the Company) without the concurrence of the Nominating Committee and may not, in any event, constitute a conflict of interest. The Nominating Committee will consider these same criteria for candidates regardless of whether the candidate was identified by the Nominating Committee, by stockholders, or any other source. See below for the Report of the Nominating Committee regarding executive compensation.

Special Committee.   In addition to the standing committees, the Board of Directors periodically delegated various items to a Special Committee consisting of the directors of the Company who are non-members of, and independent from management, Janet M. Brady, Ronald D. Stevens and Jack D. Samuelson, to consider strategic alternatives for the Company, including, but not limited to, mergers, acquisitions and the evaluation of potential sales of the company.

Directors’ Compensation

Non-employee members of the Board of Directors each received an annual fee of $15,000 for service on the Board of Directors in fiscal 2005. They received an additional fee of $1,000 for each meeting attended in person. In the event a Board meeting and a committee meeting was held on the same day, the total meeting fee was not more than $1,000 per day. They also received a fee of $500 for each telephonic meeting attended, if called by the Chairman of the Board of Directors or an employee member of the

Board of Directors. The Chairman of the Compensation Committee and the Chairman of the Audit Committee received an additional fee of $1,500 per quarter.

Non-employee members of the Board of Directors also were reimbursed for their reasonable expenses incurred in connection with attending Board of Directors meetings.

We anticipate no increase in our directors’ compensation during fiscal 2006. No additional compensation was paid to any of the directors during fiscal 2005 for their committee service.

In addition, non-employee Board of Directors members are eligible to receive periodic option grants under the Automatic Option Grant Program in effect under our 1996 Stock Option/Stock Issuance Plan (the “Stock Option Plan”). Under the Automatic Option Grant Program, each individual who subsequently joins the Board of Directors as a non-employee director will receive at that time an option grant, provided such individual has not previously been in our employ. In addition, at each annual stockholders’ meeting each individual who continues to serve as a non-employee Board of Directors member presently is entitled to an option grant for 3,000 shares with an exercise price equal to the fair market value of the option shares on the grant date, provided such individual has served as a Board of Directors member for at least six months.

Each automatic option grant will have a maximum term of ten years measured from the grant date, subject to earlier termination following the optionee’s cessation of Board of Directors service. The option will become exercisable for all the option shares upon the optionee’s completion of one year of Board of Directors service measured from the grant date. However, the option will become immediately exercisable for all the option shares should the optionee cease Board of Directors service by reason of death or disability or should the Company be acquired by merger or asset sale or change of control during the period of the optionee’s service on the Board of Directors. The Stock Option Plan will expire in 2006 in accordance with its terms and we expect that this Automatic Option Grant Program will be maintained under the 2006 Stock Incentive Plan described in Proposal 2 above.

Pursuant to the terms of the Automatic Option Grant Program, Messrs. Samuelson and Stevens, and Ms. Brady each received an option grant to purchase 3,000 shares of Common Stock during fiscal 2005.

OWNERSHIP OF SECURITIES

The following table sets forth as of January 31, 2006 certain information regarding the beneficial ownership of our Common Stock for (i) all persons who are known to us to be beneficial owners of five percent or more of the outstanding shares of our Common Stock, (ii) each of our directors and nominees, (iii) our current Chief Executive Officer and the four other executive officers who were serving as executive officers at the end of fiscal 2005, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable. Unless otherwise noted, the address of each person identified below is c/o Westaff, Inc., 298 N. Wiget Lane, Walnut Creek, California 94598. The share information set forth in the table below is as of January 31, 2006.

Name	Number of Shares(#)(1)	Percent(%)(2)
Ironwood Capital Management LLC(3) 21 Custom House Street Suite 240 Boston, MA 02019	894,466	5.49%
W. Robert Stover(4)	6,666,797	40.66%
Jack D. Samuelson(5)	47,250	*
Ronald D. Stevens(6)	9,000	*
Janet M. Brady(7)	9,000	*
Patricia M. Newman(8)	33,103	*
Dirk A. Sodestrom(9)	114,602	*
Stephen J. Russo(10)	10,937	*
David P. Wilson(11)	24,813	*
Christa C. Leonard(12)	23,437	*
All current executive officers and directors as a group (9 persons)(13)	6,938,939	42.30%

*                    Less than one percent

(1)          To the Company’s knowledge, except as indicated in the footnotes to this table and subject to applicable community property laws, each of the persons named in this table has sole voting and investment power with respect to all shares of Common Stock indicated opposite such person’s name.

(2)          Based on 16,395,568 shares of Common Stock outstanding at January 31, 2006. Shares of Common Stock subject to options, warrants and convertible notes and other purchase rights currently exercisable or convertible, or exercisable or convertible within 60 days of January 31, 2006, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not deemed outstanding for computing the percentage of any other person or entity.

(3)          Security ownership information for the beneficial ownership is taken from the Form SC13G filed with the SEC on February 21, 2006.

(4)          Includes 2,607,018 shares of Common Stock held by W. Robert Stover and Joan C. Stover as Co-Trustees of the Stover Revocable Trust dated 11/16/88, as amended, the beneficial ownership of which may be attributable to each of Mr. Stover and Mrs. Stover. Includes 3,783,164 shares of Common Stock contributed to the Stover 1999 Charitable Remainder Unitrust dated 4/21/99 of which Mr. Stover is Co-Trustee. Includes 276,615 shares of Common Stock owned by the Stover Foundation, a California nonprofit religious corporation (the “Foundation”).

(5)          Includes unexercised options to purchase 26,250 shares of Common Stock beneficially owned by Mr. Samuelson under the 1996 Stock Option/Stock Issuance Plan.

(6)          Includes unexercised options to purchase 9,000 shares of Common Stock beneficially owned by Mr. Stevens under the 1996 Stock Option/Stock Issuance Plan.

(7)          Includes unexercised options to purchase 9,000 shares of Common Stock beneficially owned by Ms. Brady under the 1996 Stock Option/Stock Issuance Plan.

(8)          Includes unexercised options to purchase 27,395 shares of Common Stock beneficially owned by Ms. Newman under the 1996 Stock Option/Stock Issuance Plan.

(9)          Includes unexercised options to purchase 90,541 shares of Common Stock beneficially owned by Mr. Sodestrom under the 1996 Stock Option/Stock Issuance Plan.

(10)   Includes unexercised options to purchase 10,937 shares of Common Stock beneficially owned by Mr. Russo under the 1996 Stock Option/Stock Issuance Plan. Effective March 7, 2006, Westaff and Mr. Russo mutually agreed to end his employment with Westaff.  The terms of his departure are currently being negotiated.  Westaff has commenced a search for a replacement for Mr. Russo and intends to appoint a successor as soon as practicable.

(11)   Includes unexercised options to purchase 20,750 shares of Common Stock beneficially owned by Mr. Wilson under the 1996 Stock Option/Stock Issuance Plan.

(12)   Includes unexercised options to purchase 23,437 shares of Common Stock beneficially owned by Ms. Leonard under the 1996 Stock Option/Stock Issuance Plan.

(13)   Includes unexercised options to purchase 217,310 shares of Common Stock under the 1996 Stock Option/Stock Issuance Plan.

WESTAFF, INC.

COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

EXECUTIVE COMPENSATION REPORT

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such report be incorporated by reference into any such filings, nor be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

The Compensation Committee currently consists of three directors, Janet M. Brady, Ronald D. Stevens and W. Robert Stover. Ms. Brady is its current Chairman. It is the duty of the Compensation Committee to review and establish the compensation of executive officers of the Company, including base salary, participation in profit sharing, bonus and other cash incentive plans, subject to ratification by the Board of Directors. During fiscal 2005, the Compensation Committee also had the authority to administer the Company’s 1996 Stock Option/Stock Issuance Plan (the “Plan”) under which grants may be made to such officers. With respect to administration of the Plan, the Compensation Committee has a Primary Committee and a Secondary Committee.

The Primary Committee consists of two or more non-employee members of the Board of Directors who have authority to administer the Discretionary Option Grant, the Automatic Option Grant and Stock Issuance Programs with respect to Section 16 insiders. Section 16 insiders are officers or directors of the Company subject to the short-swing profit recapture provisions of Section 16 of the Exchange Act. The Primary Committee is constituted in such a manner as to satisfy all applicable laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. In fiscal 2005, the Primary Committee members were Janet M. Brady and Ronald D. Stevens.

The Secondary Committee consists of two or more members of the Board of Directors who administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 insiders. In fiscal 2005, the Secondary Committee members were Janet M. Brady, Ronald D. Stevens and W. Robert Stover.

Members of the Primary Committee or any Secondary Committee serve for such period of time as the Board of Directors may determine and may be removed by the Board of Directors at any time. The Board of Directors may also at any time terminate the functions of the Primary Committee and any Secondary Committee and reassume all powers and authority previously delegated to such committee.

General Compensation Policy

The fundamental policy of the Compensation Committee is to offer the Company’s executive officers competitive compensation opportunities based upon their personal performance and their contribution to the financial success of the Company. Generally, each executive officer’s compensation package comprises three elements: (i) base salary which is designed primarily to be competitive with base salary levels in effect both at companies within the temporary staffing industry that are of comparable size to the Company and at companies outside of such industry with which the Company competes for executive talent; (ii) annual bonuses payable in cash and tied to the Company’s attainment of financial milestones based on criteria established by the Compensation Committee; and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company’s stockholders. As an employee’s level of responsibility and accountability within the Company increases over time, a greater portion of his or her total compensation is intended to be dependent upon the Company’s performance and stock price appreciation rather than upon base salary.

Factors.   The principal factor considered by the Compensation Committee in establishing the components of each executive officer’s compensation package for fiscal 2005 is external salary data of both temporary staffing service companies and other companies within a similar geographical area and with small to medium market capitalization.

Base Salary.   The base salary for each executive officer is determined on the basis of internal comparability and on external salary data of temporary staffing service companies and other companies within a similar geographic area and with small to medium market capitalization. Salaries are reviewed on an annual basis, and discretionary adjustments to each executive officer’s base salary are based upon individual performance and salary increases paid by the Company’s competitors and other companies of similar size and scope. The Primary Committee of the Compensation Committee sets the base salaries of the Chairman of the Board of Directors and makes a recommendation to the Board regarding the base salary of the President and Chief Executive Officer, and the committee reviews the salaries of the other corporate officers who are members of the senior management team and makes recommendations to the Board.

Annual Incentive Compensation.   There was a discretionary executive bonus plan for fiscal 2005 designed to provide financial rewards to the participants based on company performance for fiscal 2005. No bonuses were awarded under the plan since the Company did not meet its minimum financial goals other than a minimum guaranteed bonus paid to Ms. Newman as part of her contractual agreement.

Long-Term Incentive Compensation.   Option grants are intended to align the interests of each executive officer with those of the Company’s stockholders and to provide each individual with an incentive to manage the Company from the perspective of an owner with an equity stake in the business. The Compensation Committee has the discretion to set the option exercise price (not less than 100% of the fair market value of the stock on the grant date for an Incentive Option and not less than 85% of such fair market value for a Non-Statutory Option) and the vesting schedule for option grants. The Compensation Committee determines the amount of the option grant according to each executive’s position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Compensation Committee takes into account an individual’s level of responsibility and opportunity to influence the Company’s financial results, comparable awards made to individuals in similar positions within the industry, and the number of unvested options held by each individual at the time of the new grant. The relative weight given to each of these factors varies among individuals and is at the Compensation Committee’s discretion.

Each option grant allows the officer to acquire shares of the Company’s Common Stock at a fixed price per share (typically the closing market price on the date of grant) over a specified period of time (up to ten years). The options generally vest in installments over a four-year period, contingent upon the executive officer’s continued employment with the Company. The options generally become exercisable with respect to 25% of the option shares upon the optionee’s completion of one year of service measured from the vesting commencement date and the balance in 36 successive monthly installments upon the optionee’s completion of each month of service over the 36-month period measured from the first anniversary of the vesting commencement date. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company for one or more years during which the option vests, and then only if the market price of the underlying shares appreciates over the option term.

Tax Limitation.   As a result of federal tax legislation enacted in 1993, a publicly-held company such as Westaff, Inc. will not be allowed a federal income tax deduction for compensation paid to the executive officers named in the Summary Compensation Table to the extent that compensation exceeds $1,000,000 per officer unless it qualifies for an exemption. The compensation paid to the Company’s executive officers for fiscal 2005 did not exceed the $1,000,000 limit per officer, nor is the compensation to be paid to the Company’s executive officers for fiscal 2006 expected to reach that level. Nevertheless, if the compensation payable to any of the Company executive officers were to reach the $1,000,000 limitation in fiscal 2006 or future fiscal years, the Company will continue to enjoy an exemption because the Plan was amended and restated with shareholder approval as of the 2000 Annual Meeting of Stockholders held on June 20, 2000, with respect to option grants, stock appreciation rights or direct stock issuances that are intended to qualify as performance-based compensation to any covered employee under Section 162(m)(3) of the Internal Revenue Code of 1986, as amended. Unless otherwise required by law, the Compensation Committee therefore will not be required to limit or restructure the elements of compensation payable to the Company’s executive officers in the foreseeable future.

Compensation of the Chief Executive Officer

Ms Newman’s employment agreement established her initial annual base salary of $450,000 as President and Chief Executive Officer commencing on March 16, 2005, based in part on external salary data of temporary staffing service companies within a similar geographical area and with small to medium capitalization. She was granted an aggregate of 200,000 option shares and awarded 20,000 restricted stock shares as part of her original compensation package. In addition to her base salary, Ms. Newman is eligible for an Incentive Bonus Compensation targeted at 40% of her base salary in an amount to be determined at the sole discretion of the Compensation Committee of the Board. Her agreement establishes a maximum bonus level of sixty percent (60%) of her Base Salary each fiscal year with no minimum bonus level. Ms. Newman’s Incentive Bonus Compensation is based on her satisfaction of objective factors and performance criteria established by the Compensation Committee. She received a one-time bonus for fiscal 2005 based on a guaranteed minimum payment of $90,000 which was negotiated in her Employment Agreement. Her actual compensation for fiscal 2005 was not based on company performance since the Company did not meet its minimum financial goals.

The Compensation Committee reviews Ms. Newman’s base salary at least once each year to make appropriate adjustments as they determine in their discretion.

COMPENSATION COMMITTEE

Janet M. Brady,
Chairman of Compensation Committee

Ronald D. Stevens,
Member of Compensation Committee

W. Robert Stover,
Member of Compensation Committee

EXECUTIVE COMPENSATION.

Summary Compensation Table

The following table sets forth the compensation earned by: (i) the Company’s Chief Executive Officer or the individual acting in a similar capacity during fiscal 2005 and (ii) the four other highest-paid executive officers of the Company who were serving at the end of fiscal 2005. The individuals included in the table collectively will be referred to as the “Named Officers.”

						Long-Term Compensation
			Annual			Securities	Restricted	All Other
			Compensation			Underlying	Stock	Compensation
Name and Principal Position	Year		Salary($)	Bonus($)		Options(#)(1)	Award(s)($)	($)(2)(3)(4)
Patricia M. Newman	2005		446,798	90,000	(5)	200,000	64,400 (6)	86,927	(7)
President and	2004	(8)	247,627	220,077		—		21,648
Chief Executive Officer	2003	(9)	194,795	102,777		—		17,740
Dwight S. Pedersen(10)	2005		135,000	—		—		400,082	(11)
President and	2004		340,824	—		—		226
Chief Executive Officer	2003		372,824	—		—		2,714
Dirk A. Sodestrom	2005		253,577	—		—		215
Senior Vice President and	2004		215,757	—		—		226
Chief Financial Officer	2003		229,603	—		—		587
Stephen J. Russo(12)	2005		190,797	31,201	(13)	—		152
Senior Vice President,	2004		53,342	—		25,000		40
Field Operations	2003		—	—		—		—
David P. Wilson	2005		157,094	—		—		182
Vice President,	2004		143,519	—		—		214
Information Services	2003		147,336	—		—		245
Christa C. Leonard	2005		156,028	—		—		152
Vice President and	2004		141,508	—		—		210
Treasurer	2003		140,095	1,000	(14)	—		235

(1)          Long-term compensation has not been included in the table because such information is not applicable.

(2)          All other compensation for executive officers other than for Ms. Newman for fiscal 2004 includes employer’s portion of basic life insurance premium (per month) in the amount of $19 for Messrs. Pedersen and Sodestrom, $10 for Mr. Russo and $18 for Ms. Leonard and Mr. Wilson. Employer’s portion was 12 cents per $1,000 of coverage and allowed coverage was one times base salary up to a maximum of $150,000. All other compensation for Ms. Newman for fiscal 2004 includes employer contributions for her retirement plan.

(3)          All other compensation for executive officers other than for Ms. Newman for fiscal 2003 includes employer’s matching contributions under the Westaff Deferred Savings Plan (“Deferred Plan”) for fiscal 2003, the sixth year in which contributions were made. The matching contributions for fiscal 2003 were 10% of the first 10% of the participant’s contribution to the Deferred Plan, and were equal to zero for Mr. Wilson, zero for Ms. Leonard, $2,461 for Mr. Pedersen and $355 for Mr. Sodestrom. Also includes employer’s portion of basic life insurance premium (per month) in the amount of $21 for Messrs. Pedersen and Sodestrom and $20 for Mr. Wilson and Ms. Leonard. Employer’s portion was 14 cents per $1,000 of coverage and allowed coverage was one times base salary up to a maximum of $150,000. All other compensation for Ms. Newman for fiscal 2003 includes employer contributions for her retirement plan.

(4)          All other compensation for fiscal 2005 includes employer’s portion of basic life insurance premium (per month) in the amount of $20 for Mr. Pedersen, $18 for Mr. Sodestrom, $17 for Ms. Newman, $20 for Mr. Russo and Ms. Leonard and $15 for Mr. Wilson. Employer’s portion was 14 cents per $1,000 of coverage and allowed coverage was one times base salary to a maximum of $150,000.

(5)          Bonus for fiscal 2005 based on a guaranteed minimum payment of $90,000 pursuant to her Employment Agreement.

(6)          2005 Long-Term Compensation includes 20,000 shares of restricted Common Stock with a fair market value of $93,000 at October 29, 2005. Subject to Ms. Newman’s meeting certain performance criteria, 5,000 shares will vest on October 28, 2006 and 5,000 shares will vest on November 3, 2007. Of the remaining 10,000 shares, 5,000 will vest on April 7, 2008 and 5,000 will vest on November 1, 2008. If performance criteria is not met on either of the 2006 or 2007 vesting tranches, such shares will vest on November 1, 2008.

(7)          Includes $19,909 for a cash allowance to be used by Ms. Newman in her discretion for a car allowance, health club membership, or other needs. Also, includes $32,730 for temporary housing, $17,679 for furniture rental, $8,366 for a car rental and a de minimus amount for traveling expenses incurred by Ms. Newman’s husband.

(8)          British pounds sterling are translated into U.S. dollars at an average exchange rate of 1.8040 for fiscal 2004.

(9)          British pounds sterling are translated into U.S. dollars at an average exchange rate of 1.6110 for fiscal 2003.

(10)   Mr. Pedersen’s resignation was accepted by the Board of Directors and made effective on March 16, 2005.

(11)   Includes Mr. Pedersen’s cash severance payment of $400,000. In addition, pursuant to Mr. Pedersen’s severance agreement, we provided him with continued COBRA payments for one year after the severance date.

(12)   Mr. Russo was elected to the position of Senior Vice President, Field Operations on July 25, 2005. Effective March 7, 2006, Westaff and Mr. Russo mutually agreed to end his employment with Westaff.  The terms of his departure are currently being negotiated.  Westaff has commenced a search for a replacement for Mr. Russo and intends to appoint a successor as soon as practicable.

(13)   Bonus for fiscal 2005 was based on the incentive plan for zone managers.

(14)   Ms. Leonard received a one time bonus in January 2003 for a special project.

Option Grants in Last Fiscal Year

There were two stock option grants made during fiscal 2005 under the Company’s 1996 Stock Option/Stock Issuance Plan to the Named Officers. The table below sets forth information with respect to such option grants.

Name	Number Of Securities Underlying Options/SARs Granted(#)	Individual Grants(1) Percent Of Total Options/SARs Granted To Employees In Fiscal Year 2005(%)	Exercise Price Or Base Price ($/Sh)	Expiration Date	Potential Realizable Value At Assumed Annual Rates Of Stock Price Appreciation For Option Term
					5%($)	10%($)
Patricia M. Newman	155,275	76%	3.22	04/07/15	314,438	796,848
	44,725	22%	3.22	04/07/15	90,570	229,522

(1)          Options granted under the Company’s 1996 Stock Option/Stock Issuance Plan have a maximum ten-year term measured from the date of grant. Options vest ratably from April 2006 through April 2010.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Values

One Named Officer who was acting as Chief Executive Officer exercised options during fiscal 2005. No other Named Officer exercised an option during fiscal 2005. The table below sets forth information with respect to the exercised and unexercised options held by the Named Officers as of October 29, 2005.

	Shares Acquired on	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End(#)		Value of Unexercised In-the-Money Options At Fiscal Year End($)(1)
Name	Exercise(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Dwight S. Pedersen	253,000	565,090	—	—	—	—
Patricia M. Newman	—	—	24,791	205,209	32,937	293,814
Dirk A. Sodestrom	—	—	85,333	10,417	72,875	15,626
Stephen J. Russo	—	—	7,812	17,188	14,608	32,142
David P. Wilson	—	—	19,500	2,500	35,125	3,750
Christa C. Leonard	—	—	21,875	3,125	48,013	4,688

(1)          Calculated by determining the difference between the fair market value of the securities underlying the in-the-money options at October 28, 2005 (based on the closing price of $4.65 for the Company’s Common Stock on NASDAQ for October 28, 2005, the last trading day immediately preceding the end of fiscal 2005) and the exercise price of the options.

Employment Contracts, Termination of Employment Arrangements and Change in Control Agreements

The Company entered into an employment agreement with W. Robert Stover effective January 1, 1999. The agreement contains a compensation package for Mr. Stover in his continuing role as Chairman of the Board of Directors, including a salary of $75,000. His compensation package includes payment of his executive assistant’s annual salary, continued participation by Mr. Stover and his executive assistant in present and future employee benefit plans including group health, life, supplemental life, long-term disability, accidental death and dismemberment insurance, a 401(k) savings plan and a deferred savings plan, and reimbursement for reasonable travel and other business expenses. Mr. Stover and his assistant also utilize offices at the Company’s corporate headquarters at no cost to him. Mr. Stover is not eligible for a bonus or other incentive compensation under the agreement or otherwise and he is not entitled to vacation pay. Except with respect to Mr. Stover’s salary, the agreement is of indefinite duration and will continue until he chooses to retire or until his death; however, the contractual obligations relating to compensation of his executive assistant will terminate upon reassignment of the current assistant to other duties or upon termination of Mr. Stover’s employment, subject to negotiation of a different arrangement at the discretion of the Compensation Committee of the Board of Directors.

On April 7, 2005, the Company, Westaff Support, Inc. and Patricia M. Newman executed an employment agreement effective as of March 16, 2005, the date on which Ms. Newman was appointed President and Chief Executive Officer of the Company (the “Employment Agreement”). Pursuant to the terms of the Employment Agreement, Ms. Newman will receive an annual base salary of $450,000. In addition to her base salary, Ms. Newman is eligible for an Incentive Bonus Compensation targeted at 40% of her base salary in an amount to be determined at the sole discretion of the Compensation Committee of the Board. The Employment Agreement establishes a maximum bonus level of sixty percent (60%) of her Base Salary each fiscal year with no minimum bonus level. Ms. Newman’s Incentive Bonus Compensation is based on her satisfaction of objective factors and performance criteria established by the Compensation

Committee. She received a bonus for fiscal 2005 based on a guaranteed minimum payment of $90,000 pursuant to her employment agreement. This is a one-time event.

Upon Ms. Newman’s execution of her employment agreement, Ms. Newman was also granted 20,000 shares of restricted common stock of the Company. Subject to Ms. Newman’s meeting certain performance criteria, 5,000 shares will vest on October 28, 2006 and 5,000 shares will vest on November 3, 2007. Of the remaining 10,000 shares, 5,000 will vest on April 7, 2008 and 5,000 will vest on November 1, 2008. If the performance criteria specified in her employment agreement are not met on either of the 2006 or 2007 vesting tranches, such shares will vest on November 1, 2008.

Under her employment agreement, Ms. Newman was also granted stock options to purchase an aggregate of 200,000 shares of Common Stock at an exercise price of $3.22 per share, the closing price of a share of Common Stock as of the date of signing the Employment Agreement. The options vest in five equal annual installments, with vesting of the first installment to occur upon the first anniversary of the effective date, or April 7, 2006.

The Restricted Stock and the stock options become fully vested and exercisable if Ms. Newman is either terminated without cause or demoted within one year after the effective date of a “Change in Control,” a “Corporate Transaction,” or a “Hostile Takeover,” as defined in the Westaff, Inc. 1996 Stock Option/Stock Issuance Plan.

Ms.  Newman also receives an annual cash allowance of $30,000 per fiscal year, payable in each pay period in equal installments. These payments are intended to be used as a car allowance, health club membership or other needs. During the period of her hire date of March 16, 2005 through the end of calendar year 2005, she received a car allowance of $1,500 per month and the reasonable and proper costs of temporary housing. Ms. Newman is entitled to reimbursement for a personal financial planner and/or tax consultant. Such reimbursement will be in an aggregate amount not to exceed $20,000 in fiscal year 2005 and $10,000 in fiscal year 2006. She is also entitled to reimbursement for moving and other expenses reasonably related to her relocation from the United Kingdom to the US in an amount not to exceed $30,000. Her contract was amended on January 17, 2006 to extend her reimbursement of reasonable and proper costs of temporary housing through calendar year 2006.

The Company’s former President and Chief Executive Officer, Dwight S. Pedersen, resigned on March 16, 2005. Concurrently, Mr. Pedersen resigned from the Company’s Board of Directors. Mr. Pedersen received a lump sum payment equal to one year’s annual base salary of $400,000, and continued COBRA payments for one year after the severance date. Thereafter, Mr. Pedersen received no other employee benefits or perquisites from the Company. The full text of Mr. Pedersen’s separation agreement is available as an exhibit to our Form 8-K filed on March 22, 2005.

The Company entered into an employment agreement with Mr. Pedersen for his service as President and Chief Executive Officer on January 14, 2002. On the recommendation of Mr. Pedersen, his employment agreement was amended effective June 30, 2003, to reduce his base annual salary from $400,000 to $320,000. Pursuant to the amendment, the Company had the right to terminate his employment for any reason, without cause, by providing him termination pay (“Termination Pay”) equivalent to six (6) months of his then current base salary payable in the form of a single lump sum payment. If his employment was terminated without cause, he would also be paid his earned but unpaid base salary, accrued vacation pay through the date of termination, and his earned but unpaid annual incentive, if any. Mr. Pedersen’s employment agreement was amended effective June 30, 2004, to change his annual base salary to $400,000.

Additionally, Mr. Pedersen’s employment agreement included a grant of 550,000 option shares with an exercise price at $2.35 per share, of which 250,000 option shares were immediately vested as of January 14, 2002. The remaining 300,000 option shares were to vest on January 13, 2007. On January 28, 2005, Mr. Pedersen exercised his 250,000 vested option shares. As a result of his resignation, the remaining 300,000 option shares were cancelled effective March 16, 2005.

The Company entered into an employment agreement with Dirk A. Sodestrom as Chief Financial Officer effective January 1, 2001, with an annual salary of $235,000 that contained a requirement for six-months’ advance notice of termination. The agreement was amended effective June 30, 2003, to delete the requirement of six-months advance notice of termination and to reduce his annual salary to $200,000 per year. In exchange for his salary reduction, he will be eligible to receive transition compensation in the form of a single lump sum cash payment equivalent to sixty-five (65) weeks of his then current base salary less appropriate withholdings if his employment is terminated except for cause or performance-related issues, and he has not been offered a position similar in responsibility, skill requirements and work schedule as his current position, and a position for which the salary offered would require no more than a 10% reduction in his then current pay, and a position that does not require him to travel more than 30 miles from his current primary place of work. He is eligible to receive transition compensation provided that he is an active regular employee or on an approved leave of absence of no more than six (6) months in the twelve (12) month-period prior to the time of position elimination or restructuring, he has not voluntarily terminated his employment prior to the elimination of his position, and he has not been dismissed for cause or performance-related issues. Mr. Sodestrom’s employment contract was amended effective June 30, 2004 to change his annual salary to $245,000, his annual salary prior to the reduction in pay in June 2003.

The Company entered into an employment agreement with Stephen J. Russo as Western Zone Manager on July 1, 2004 with an annual salary of $180,000 that contained a requirement of two weeks’ advance notice of termination, or pay in lieu of notice. The agreement was amended on August 6, 2004 to include Mr. Russo’s eligibility for transition compensation for up to one year following a change in control, or in the event of his job elimination, and he has not been offered a comparable position which is a position similar in responsibility, skill requirements and work schedule as his current position, a position for which the salary offered would require no more than 10% reduction in his then current pay. He would be eligible to receive transition compensation in the form of a single lump sum payment equivalent to twenty-six (26) weeks of his then current base salary less appropriate withholdings, provided that he is an active regular employee at the time of the elimination of his job and he has not voluntarily terminated his employment prior to the elimination of this job. Effective September 19, 2004, Mr. Russo’s employment agreement was further amended to expand the definition of “Change in Control” to include any transactions within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934. Mr. Russo’s employment agreement was further amended effective August 17, 2005 to expand the definition of “Elimination of job” to include the statement “and you have not been offered a position that would require you to travel 30 miles or less from your current primary place of work.” Effective March 7, 2006, Westaff and Mr. Russo mutually agreed to end his employment with Westaff. The terms of his departure are currently being negotiated. Westaff has commenced a search for a replacement for Mr. Russo and intends to appoint a successor as soon as practicable.

The Company entered into an employment agreement with Christa C. Leonard as Vice President and Treasurer on November 20, 2000, with an annual salary of $125,000 that contained a requirement of two weeks’ advance notice of termination, or pay in lieu of notice. The agreement was amended on January 29, 2001, to replace the two weeks’ advance notice of termination with three month’s advance notice of termination. In exchange for a 10% salary reduction effective June 30, 2003, Ms. Leonard became eligible to receive transition compensation for up to one year following a change in control, or in the event of her job elimination, and she has not been offered a comparable position which is a position similar in responsibility, skill requirements and work schedule as her current position, a position for which the salary offered would require no more than 10% reduction in the her then current pay and a position that would not require her to travel more than 30 miles from her current primary place of work. She is eligible to receive transition compensation in the form of a single lump sum cash payment equivalent to twenty-six (26) weeks of her then current pay less appropriate withholdings, provided that she is an active regular employee or on an approved leave of absence of no more than six (6) months in the twelve (12) month-

period prior to the time of position elimination or restructuring, she has not voluntarily terminated her employment prior to the elimination of her position, and she has not been dismissed for cause or performance-related issues. Effective June 30, 2004, her annual salary was changed to $150,000, which was her salary prior to the reduction in pay in June 2003.

All of the Company’s employment agreements permit termination at will, and the Company may terminate the employment of any of the Named Officers at any time at the discretion of the Board of Directors. The Plan Administrator of the 1996 Stock Option Plan/Stock Issuance has authority to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer and the Company’s other executive officers, whether granted under that Plan or any predecessor plan, in the event their employment were to be terminated within a designated period (whether involuntarily or through a forced resignation) following: (i) an acquisition of the Company by merger or asset sale; (ii) a change in control, as defined in the Plan, or (iii) a hostile takeover of the Company effected through a successful tender offer for more than 50% of the Company’s outstanding Common Stock or through a change in the majority of the members of the Board of Directors as a result of one or more contested elections for Board of Directors membership over a period of 36 consecutive months.

Compensation Committee Interlocks and Insider Participation

The Board of Directors established a Compensation Committee in March 1995. The Primary Committees of the Compensation Committee currently consists of Ms. Brady, and Mr. Stevens. The Secondary Committee of the Compensation Committee currently consists of Ms. Brady and Messrs. Stevens and Stover. Except for Mr. Stover, no member of the Compensation Committee was at any time during fiscal 2005, or at any other time, an officer or employee of the Company.

No executive officer of the Company served on the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

For a description of transactions between the Company and Mr. Stover, a member of the Compensation Committee, see Certain Relationships and Related Transactions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

The Company’s wholly-owned subsidiary known as Westaff (USA), Inc., a California corporation (“Westaff (USA)”) executed an unsecured subordinated promissory note dated April 1, 2002, payable to W. Robert Stover, its principal stockholder and Chairman of the Board of Directors, in the amount of $2,000,000. The initial term of the note was one year, with an interest rate of 12% per annum, payable monthly on the last business day of each calendar month. On May 17, 2002, the note was amended and restated to extend the maturity date to August 18, 2007. Additionally, the interest rate and payment schedule were amended to a rate equal to the US Index Rate as calculated under the Company’s Multicurrency Credit Agreement with General Electric Capital Corporation (“Credit Agreement”), plus seven percent, compounded monthly and payable 60 calendar days after the end of each of the Company’s fiscal quarters. The interest rate in effect on October 29, 2005, was 13.75%. Payment of interest is contingent on the Company meeting minimum availability requirements under its credit facilities. Additionally, payments of principal or interest are prohibited in the event of any default under the credit facilities. The interest paid in fiscal 2005 was $246,421.

Any future transactions between the Company and its officers, directors, and affiliates will be on terms no less favorable to the Company than can be obtained from unaffiliated third parties. Such transactions with such persons will be subject to approval by the Company’s Audit Committee.

COMPARISON OF STOCKHOLDER RETURN

The graph depicted below reflects a comparison of the cumulative total return (change in stock price plus reinvestment dividends) of the Company’s Common Stock with the cumulative total returns of the Standard and Poor’s 500 Index and peer issuers in the temporary staffing industry (the “Peer Group Index”). The selected peer group is composed of companies which are common competitors of a similar or greater market capitalization. The graph covers the period from October 28, 2000, through the last trading day of fiscal 2005.

The graph assumes that $100 was invested on October 28, 2000, in the Company’s Common Stock and in each index and that all dividends were reinvested.

Comparison Of Cumulative Total Return Among
Westaff, S&P 500 Index And Peer Group Index
Cumulative Return

	10/28/00	11/03/01	11/02/02	11/01/03	10/30/04	10/29/2005
S&P 500	100.00	79.77	66.10	77.09	82.92	87.93
Peer Group	100.00	72.95	85.06	108.51	106.46	119.80
Westaff	100.00	53.82	58.47	67.20	91.05	135.27

The Company’s Common Stock was first traded publicly on April 30, 1996. The graph depicts cumulative returns calculated on an annual basis on $100 invested in Westaff stock, the S&P 500 Index and the Peer Group Index comparing Kelly Services Inc., Spherion Corporation (formerly Interim Services, Inc.), Manpower Inc. and RemedyTemp, Inc.

Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

WESTAFF, INC.
AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such report be incorporated by reference into any such filings, nor be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

The Audit Committee consists of three Board of Directors members, namely, Janet M. Brady, Jack D. Samuelson, and Ronald D. Stevens. Mr. Stevens is the Chairman of the Audit Committee. The members of the Audit Committee are “independent” as classified by the listing qualifications of the NASDAQ National Market and the securities laws.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements, internal controls and the reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

The Audit Committee’s membership criteria and the duties of the committee are described more fully in its written charter which is available on our website at http://www.westaff.com under the Investor Relations tab found in the Company section.

In this context, the Audit Committee hereby reports that it has reviewed and discussed with management and our independent registered public accounting firm, Deloitte & Touche LLP, the Company’s audited financial statements for the fiscal year ended October 29, 2005, and the committee has discussed with Deloitte & Touche LLP the matters required to be discussed by SAS 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees and Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has discussed with Deloitte & Touche LLP their independence and has considered whether the provision of the non-audit services during fiscal 2005 is compatible with maintaining Deloitte & Touche LLP’s independence from the Company. Based on the review and discussions referred to herein, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2005 filed with the United States Securities and Exchange Commission (the “SEC”) on January 27, 2006.

AUDIT COMMITTEE
Ronald D. Stevens,
Chairman of Audit Committee
Jack D. Samuelson,
Member of Audit Committee
Janet M. Brady
Member of Audit Committee

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors selected Deloitte & Touche LLP as its independent registered public accounting firm effective as of May 31, 2002. The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for fiscal 2006. Regardless of this appointment, the Audit Committee may direct the appointment of a different independent auditor at any time during the year if the Audit Committee determines, in its discretion, that such a change would be in our best interests. It is anticipated that a representative of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions or to make other statements such representative deems appropriate.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees

Aggregate fees paid to Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively the “Deloitte Entities”) for the audit of the annual consolidated financial statements included in the Company’s Annual Report on Form 10-K and for the reviews of the consolidated financial statements included in the Company’s Forms 10-Q for the quarters included in the fiscal years ended October 29, 2005 and October 30, 2004, were $436,000 and $398,000, respectively.

Audit-related Fees

Aggregate fees paid to the Deloitte Entities for audit related services for the fiscal years ended October 29, 2005 and October 30, 2004 were $14,000 and $12,000, respectively, principally for services rendered in connection with franchise offering circulars.

Tax Fees

Aggregate fees paid to the Deloitte Entities associated with tax compliance and tax consultation were $36,000 and $52,000, respectively, for the years ended October 29, 2005, and October 30, 2004.

All Other Fees

Fees paid to the Deloitte Entities for other services for the fiscal year ended October 29, 2005, were $3,700 for services rendered with respect to the sale of the Company’s Norway and Denmark operations. Fees paid for other services for the fiscal year ended October 30, 2004 were $10,000 for a seminar on compliance with Section 404 of the Sarbanes-Oxley Act of 2002, $11,000 for services rendered with respect to value-added taxes for Westaff (U.K.) Limited and $5,000 for services rendered in connection with the employment cessation of the Company’s managing director in Denmark.

Audit Committee Pre-Approval Policies and Procedures

In accordance with the Securities and Exchange Commission’s rules requiring that the Audit Committee pre-approve all audit and non-audit services provided by the Company’s independent auditor, the Audit Committee has adopted a formal policy on auditor independence requiring the approval by the Audit Committee of all professional services rendered by the Company’s independent registered public accounting firm prior to the commencement of the specified services. The Audit Committee may delegate to one or more committee members the authority to grant pre-approvals. The decision of any committee member to whom authority is delegated shall be presented to the committee at each of its scheduled committee meetings.

The Audit Committee approves all services to be provided by Deloitte & Touche LLP prior to services being provided (subject to the de minimis exception permitted by the Exchange Act). This duty shall be performed by the Chairman of the Audit Committee with any such pre-approval reported to the full Audit Committee at its next regularly scheduled meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

Based solely on the Company’s review of such forms and amendments thereto furnished to the Company and written representations from certain reporting persons, the Company believes that all executive officers, directors and greater than 10% stockholders complied with all filing requirements applicable to them with respect to transactions during fiscal 2005.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors of the Company believes that it is important for stockholders to have a process to send communications to the Board. Accordingly, stockholders desiring to send a communication to the Board of Directors, or to a specific director, may do so by delivering a letter to the Secretary of the Company at 298 North Wiget Lane, Walnut Creek, California 94598. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “stockholder-board communication” or “stockholder-director communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients of the letter are all members of the Board of Directors or certain specified individual directors. The Secretary will open such communications and make copies, and then circulate them to the appropriate director or directors.

All directors are strongly encouraged to attend our annual meetings of stockholders. At our 2005 Annual Meeting of Stockholders, all directors were in attendance.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2007 Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal executive offices not later than November 20, 2007 in order to be considered for inclusion in our proxy materials for that meeting.

The Company’s Bylaws provide that any stockholder wishing to present business or a nomination for the office of director at an annual meeting of stockholders must do so in writing delivered in the designated time periods to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting, subject to certain provisions in the Bylaws (the “Original Form 10-K”). Such written notice must also meet other requirements detailed in the Bylaws (for the 2007 Annual Meeting, not later than February 18, 2007 and not earlier than January 19, 2001). Such written notice must also meet other requirements detailed in the Bylaws. For further details as to the timing and requirements of advanced written notice of stockholder nominees and stockholder business see Section 1.10 of the Company’s Bylaws a copy of which may be obtained from the Secretary of the Company upon written request delivered to P.O. Box 9280, 298 North Wiget Lane, Walnut Creek, CA 94598.

FORM 10-K

The Company filed an Annual Report on Form 10-K, with the SEC on January 27, 2006, as amended by Amendment No. 1 filed with the SEC on February 24, 2006 (“Amendment No. 1”), and Amendment No. 2 filed with the SEC on March 7, 2006 (“Amendment No. 2”). A copy of the Form 10-K, as amended, will be mailed concurrently with this Proxy Statement to all stockholders entitled to notice of the Annual Meeting. Stockholders may obtain an additional copy of this report, without charge, by writing to Dirk A. Sodestrom, Senior Vice President and Chief Financial Officer, at the Company’s executive offices at P. O. Box 9280, 298 North Wiget Lane, Walnut Creek, California 94598.

Dated: March 10, 2006	THE BOARD OF DIRECTORS OF WESTAFF, INC.

APPENDIX A

WESTAFF, INC.

2006 STOCK INCENTIVE PLAN

1.     Purposes of the Plan.   The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees and Directors and to promote the success of the Company’s business.

2.     Definitions.   The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

(a)    “Administrator” means the Board.

(b)   “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c)    “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d)   “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e)    “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(f)    “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g)    “Board” means the Board of Directors of the Company.

(h)   “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s:  (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

(i)    “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i)    the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii)   a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(j)     “Code” means the Internal Revenue Code of 1986, as amended.

(k)   “Common Stock” means the common stock of the Company.

(l)    “Company” means Westaff, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(m)  “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(n)   “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee or Director is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee or Director, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee or Director can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee or Director, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee or Director (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(o)   “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)    a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)   the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)  the complete liquidation or dissolution of the Company;

(iv)  any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

(v)    acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(p)   “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(q)   “Director” means a member of the Board or the board of directors of any Related Entity.

(r)    “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(s)    “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(t)    “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(u)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)   If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)  In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(w)   “Grantee” means an Employee or Director who receives an Award under the Plan.

(x)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

(y)    “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(z)    “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa)  “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(bb) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(cc)  “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(dd) “Plan” means this 2006 Stock Incentive Plan.

(ee)  “Related Entity” means any Parent or Subsidiary of the Company.

(ff)   “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(gg)  “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(hh) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(ii)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(jj)    “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(kk) “Share” means a share of the Common Stock.

(ll)   “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.     Stock Subject to the Plan.

(a)    Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 1,500,000 Shares. In addition, Dividend Equivalent Rights shall be payable solely in cash and therefore the issuance of Dividend Equivalent Rights shall not be deemed to reduce the maximum aggregate number of Shares which may be issued under the Plan. SARs payable in Shares shall reduce the maximum aggregate number of Shares which may be issued under the Plan only by the net number of actual Shares issued to the Grantee upon exercise of the SAR. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b)   Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of The Nasdaq National Market (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award which are surrendered or otherwise retained or withheld (i) in payment of the Award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(v)) or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

4.     Administration of the Plan.

(a)    Plan Administrator.   The Plan shall be administered by the Board. All actions taken by the Board with respect to the administration of the Plan (including, but not limited to, those actions described in Section 4(b) of the Plan) must be unanimously approved by the Board. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b)   Powers of the Administrator.   Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)    to select the Employees and Directors to whom Awards may be granted from time to time hereunder;

(ii)   to determine whether and to what extent Awards are granted hereunder;

(iii)  to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)  to approve forms of Award Agreements for use under the Plan;

(v)    to determine the terms and conditions of any Award granted hereunder;

(vi)  to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee, (B) the reduction of the exercise price of any Option awarded under the Plan and the reduction of the base appreciation amount of any SAR awarded under the Plan shall be subject to stockholder approval and (C) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction;

(vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii) to grant Awards to Employees and Directors employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(ix)  to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c)    Indemnification.   In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.     Eligibility.   Awards other than Incentive Stock Options may be granted to Employees and Directors. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee or Director who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees or Directors who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.     Terms and Conditions of Awards.

(a)    Types of Awards.   The Administrator is authorized under the Plan to award any type of arrangement to an Employee or Director that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an

Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)   Designation of Award.   Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

(c)    Conditions of Award.   Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added, (xvii) market share, (xviii) gross profit, (xix) growth in sales and (xx) sales targets. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d)   Acquisitions and Other Transactions.   The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e)    Deferral of Award Payment.   The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f)    Separate Programs.   The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g)    Individual Limitations on Awards.

(i)    Individual Limit for Options and SARs.   The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 1,000,000 Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional 500,000 Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii)   Individual Limit for Restricted Stock and Restricted Stock Units.   For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 1,000,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(iii)  Deferral.   If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(h)   Early Exercise.   The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee or Director to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i)    Term of Award.   The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Award shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(j)     Transferability of Awards.   Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(k)   Time of Granting Awards.   The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

7.     Award Exercise or Purchase Price, Consideration and Taxes.

(a)    Exercise or Purchase Price.   The exercise or purchase price, if any, for an Award shall be as follows:

(i)    In the case of an Incentive Stock Option:

(A)  granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B)  granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)   In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii)  In the case of SARs, the base appreciation amount shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv)  In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v)    In the case of other Awards, such price as is determined by the Administrator.

(vi)  Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)   Consideration.   Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i)    cash;

(ii)   check;

(iii)  surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv)  with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(v)    with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share; or

(vi)  any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c)    Taxes.   No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

8.     Exercise of Award.

(a)    Procedure for Exercise; Rights as a Stockholder.

(i)    Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii)   An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b)   Exercise of Award Following Termination of Continuous Service.

(i)    An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii)   Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii)  Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9.     Conditions Upon Issuance of Shares.

(a)    Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable

Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)   As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10.   Adjustments Upon Changes in Capitalization.   Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator may also, in its discretion, make adjustments in connection with the events described in (i)-(iii) of this Section 10 or substitute, exchange or grant Awards with respect to the shares of a Related Entity (collectively “adjustments”). In determining adjustments to be made under this Section 10, the Administrator may take into account such factors as it deems appropriate, including (x) the restrictions of Applicable Law, (y) the potential tax, accounting or other consequences of an adjustment and (z) the possibility that some Grantees might receive an adjustment and a distribution or other unintended benefit, and in light of such factors or circumstances may make adjustments that are not uniform or proportionate among outstanding Awards, modify vesting dates, defer the delivery of stock certificates or make other equitable adjustments. Any such adjustments to outstanding Awards will be effected in a manner that precludes the material enlargement of rights and benefits under such Awards. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, shall be made by the Administrator and its determination shall be final, binding and conclusive. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.   Corporate Transactions and Changes in Control.

(a)    Termination of Award to Extent Not Assumed in Corporate Transaction.   Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b)   Acceleration of Award Upon Corporate Transaction or Change in Control.

(i)    Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction, for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date.

(ii)   The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Change in Control. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control, shall remain fully exercisable until the expiration or sooner termination of the Award.

(c)    Effect of Acceleration on Incentive Stock Options.   Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12.   Effective Date and Term of Plan.   The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated.

13.   Amendment, Suspension or Termination of the Plan.

(a)    The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the stockholder approval requirements of Section 4(b)(vi) or this Section 13(a).

(b)   No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)    No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee.

14.   Reservation of Shares.

(a)    The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)   The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.   No Effect on Terms of Employment/Consulting Relationship.   The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16.   No Effect on Retirement and Other Benefit Plans.   Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.   Unfunded Obligation.   Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

18.   Construction.   Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

APPENDIX B

Charter of the Compensation Committee
Of the Board of Directors of
Westaff, Inc.

Adopted as of February 27, 2006

1.     Purposes.

The primary purposes of the Compensation Committee (the “Committee”) of the Board of Directors of Westaff, Inc.(the “Company”) are to (a) evaluate officer and director compensation policies, goals, plans and programs; (b) determine the cash and non-cash compensation of the “officers” of the Company (“officers”) as defined in the rules promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (c) review the Company’s equity-based and other incentive compensation plans for employees, (d) evaluate the performance of the Company’s officers; (e) assist the Board in evaluating potential candidates for officer positions with the Company; and (f) produce the Committee report and other disclosures required by the applicable rules and regulations of the Securities and Exchange Commission and other regulatory bodies for inclusion in the Company’s annual proxy statement.

2.     Composition.

(a)    At Least Two Members; Chairperson.   The Committee shall consist of a minimum of two directors, all of whom shall be “independent,” as defined in Section 2(b) below. The Board shall designate a Committee member as the Chairperson of the Committee, or if the Board does not do so, the Committee members shall appoint a Committee member as Chairperson by a majority vote of the authorized number of Committee members.

(b)   Independence.   All members of the Committee shall be “independent,” as defined in the listing standards of the Nasdaq National Market or such other national securities exchange on which the Company’s securities are then listed, as the same may be amended from time to time (the “listing standards”), the rules and regulations of the Securities and Exchange Commission (the “SEC”) and any other laws applicable to the Company. In addition,  at least two Committee members shall qualify as “non-employee directors” within the meaning of SEC Rule 16b-3 as promulgated under the Securities Exchange Act of 1934, amended, and as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or such successive provisions.

(c)    Appointment.   Subject to the requirements of the listing standards and the Bylaws of the Company, the Board shall appoint Committee members at the first meeting of the Board following the Annual Meeting of Stockholders. Members of the Committee shall serve for one year terms and until their successors are appointed and qualified, or until their earlier resignation or removal. The Board may remove any member of the Committee, with or without cause, at any time. The Board may fill vacancies on the Committee.

(d)   Delegation of Duties.   The Committee may form and delegate authority to subcommittees when appropriate, including to a Secondary Committee (the “Secondary Committee”) consisting of a minimum of three directors, two of whom are “independent,” as defined in Section 2(b) above. The Secondary Committee shall have the same authority and responsibilities and serve a similar function for eligible personnel of the Company, other than “officers” of the Company as defined in the rules promulgated under Section 16 of the Exchange Act, as the Committee. The Secondary Committee shall follow the same procedures and have the same resources as the Committee, outlined below.

3.     Meetings, Reports and Resources of the Committee.

(a)    Meetings.   The Committee shall meet as often as it determines necessary or advisable, but not less than once a year. The Committee may also hold special meetings or act by unanimous written consent as the Committee may decide. The meetings may be in person or telephone. The Committee shall keep written minutes of its meetings and shall deliver a copy of such minutes to the Board and to the Corporate Secretary of the Company for inclusion in the Company’s minute books. The Committee may meet in separate executive sessions with other directors, the Chief Executive Officer and other Company employees, agents or representatives invited by the Committee. The Chief Executive Officer may not be present during the voting or deliberation of the Committee concerning the Chief Executive Officer’s compensation.

(b)   Procedures.   The Committee may establish its own procedures in a manner not inconsistent with this Charter, the Bylaws of the Company, applicable laws or regulations, or the listing standards. The Chairperson of the Committee or a majority of the Committee members may call meetings of the Committee. A majority of the authorized number of Committee members shall constitute a quorum for the transaction of Committee business, and the vote of a majority of the Committee members present at the meeting at which a quorum is present shall be the act of the Committee, unless in either case a greater number is required by this Charter, the Bylaws, applicable laws or regulations, or the listing standards. In addition, the Secondary Committee responsible for administering the discretionary option grant program and the stock issuance program under the Company’s stock option plans, with respect to eligible individuals other than the Company’s offices and Board members, shall exercise certain concurrent powers with the Committee with respect to the grant of stock options, as set forth in applicable resolutions of the Board.

(c)    Reports.   The Committee shall provide to the Board at an appropriate time prior to preparation of the Company’s proxy statement for its Annual Meeting of Stockholders, a report of the Committee, which report shall be included in such proxy statement. The report shall include a discussion of the Committee’s compensation policies applicable to the Company’s executive officers and such other information as may be required under the SEC’s rules. The Committee shall also report to the Board on the major items covered by the Committee as it may determine to be appropriate.

(d)   Annual Self Evaluation.   The Committee shall evaluate its own performance and the adequacy of this Charter on an annual basis and shall report to the Board annually the results of such evaluation.

(e)    Committee Access and Resources.   The Committee is at all times authorized to have direct, independent and confidential access to the Company’s other directors, management and personnel to carry out the Committee’s purposes. The Committee shall have the sole authority to retain and terminate at the Company’s expense any compensation-consulting firm used to evaluate officer compensation, and to approve the consulting firms fees and other retention terms. The Committee is also authorized to retain and terminate at the Company’s expense, independent counsel or other advisers selected by the Committee for matters related to the Committee’s purposes.

4.     Authority and Responsibility.

In furtherance of its purpose, the Committee shall have the following authority and responsibilities and after agreement make recommendations for approval to the Board of Directors:

(a)    Compensation Goals.   To establish and review the overall corporate policies, recommend goals and objectives for the compensation of the Company’s Chief Executive Officer and other officers. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee will consider the Company’s performance and relative stockholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies, and the awards given to the Company’s Chief Executive Officer in past years.

(b)   Determination of Compensation.   Evaluate the performance of the Chief Executive Officer and other officers in light of the corporate goals and objectives. Evaluate the compensation of the Chief Executive Officer and make a recommendation to the Board regarding the compensation of the Chief Executive Officer and the four other highest paid executive officers, including individual elements of salary, bonus, incentive and equity compensation. The Committee may consult with the Chief Executive Officer in determining the executive compensation for any officer other than the Chief Executive Officer.

(c)    Officer Contracts.   Review, approve and evaluate annual compliance with all employment agreements, separation and severance agreements, and other compensatory contracts, arrangement, prerequisites and payments for the officers and ensure such agreements are consistent with the Company’s general compensation goals.

(d)   Succession Planning.   Review and assist the Board in developing succession plans for the officers and other appropriate management personnel. The Committee may also assist the Board in evaluating potential candidates for officers of the Company.

(e)    Equity Plan Awards.   Assist the Board in the administration of the Company’s stock option plans and any equity or incentive compensation plans of the Company, and make recommendations to the Board as to stock options grants and other discretionary awards (including restrictions on such grants or awards) under such plans with respect to the administration of plans as to the officers. The Committee may also consider adopting guidelines for ranges of option grants or other discretionary awards to the Company’s employees and make recommendations to the Board.

(f)    Evaluate Equity and Other Incentive Plans.   Periodically review and make recommendations to the Board concerning the Company’s equity and other incentive compensation plans. The Committee may also review and recommend to the Board for approval new executive compensation programs (to the extent that the Committee believes that new programs are appropriate or desirable).

(g)    Annual Reports and Disclosure.   Produce the Compensation Committee report and other disclosures required by the applicable rules and regulations of the Securities and Exchange Commission and other regulatory bodies for inclusion in the Company’s annual proxy statement.

APPENDIX C

Charter of the Nominating and Corporate Governance Committee

of the Board of Directors of

Westaff, Inc.

Adopted as of February 22, 2006

1.                 Purposes.

The primary purposes of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors of Westaff, Inc. (the “Company”) are to (a) identify, screen and review individuals qualified to serve as director of the Company; (b) recommend to the Board of Directors the nominees for election at the next annual meeting of stockholders; (c) recommend to the Board of Directors candidates to fill any vacancies on the Board; (d) oversee the implementation and monitoring the effectiveness of the Company’s governance guidelines and developing and recommending to the Board modifications and or additions to the guidelines; and (e) reviewing on a regular basis the overall corporate governance of the Company and recommending improvements when necessary.

2.                 Composition.

(a)   At Least Three Members. The Committee shall consist of a minimum of three independent directors as defined in Section 2(b) below. The Board shall designate a Committee member as the Chairperson of the Committee, or if the Board does not do so, the Committee members shall appoint a Committee member as Chairperson by a majority vote of the authorized number of Committee members.

(b)   Independence. All members of the Committee shall be “independent” as defined in the listing standards of the Nasdaq National Market or such other national securities exchange on which the Company’s securities are then listed, as the same may be amended from time to time (the “listing standards”), the rules and regulations of the Securities and Exchange Commission (the “SEC”) and any other laws applicable to the Company.

(c)   Appointment. Subject to the requirements of the listing standards and the Bylaws of the Company, the Board shall appoint Committee members at the first meeting of the Board following the Annual Meeting of Stockholders. Members of the Committee shall serve for one year terms and until their successors are appointed and qualifies, or until their earlier resignation or removal. The Board may remove any member of the Committee, with or without cause, at any time. The Board may also fill any vacancies on the Committee.

3.                 Meetings, Reports and Resources of the Committee.

(a)   Meetings. The Committee shall meet as often as it determines necessary or advisable, but not less than once a year. The Committee may also hold special meetings or act by unanimous written consent as the Committee may decide. The meetings may be in person or telephone. The Committee shall keep written minutes of its meetings and shall deliver a copy of such minutes to the Board and to the Corporate Secretary of the Company for inclusion in the Company’s minute books.

(b)   Procedures. The Committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this Charter, the Bylaws, applicable laws or regulations, or the listing standards. The Chairperson or majority of the Committee members may call meetings of the Committee. A majority of the authorized number of Committee members shall constitute a quorum for the transaction of Committee business, and the vote of a majority of the Committee members present at the meeting at which a quorum is present shall be the act of the Committee, unless in either case a greater number is required by this Charter, the Bylaws, applicable laws or regulations, or the listing standards.

C-1

(c)   Reports. The Committee shall report its actions and recommendations to the Board after each Committee meeting. The Committee may also make such other reports to the Board as necessary, which reports shall include any recommendations the Committee deems appropriate.

(d)   Annual Self-Evaluation. The Committee shall evaluate its own performance and the adequacy of this Charter on an annual basis and shall report to the Board annually the results of such evaluation.

(e)   Resources. The Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

4.                 Authority and Responsibilities.

In furtherance of its purpose, the Committee shall have the following authority and responsibilities:

(a)   Establish standards, criteria and processes for the selection of individuals to serve on the Board, consistent with the corporate governance guidelines of the Company;

(b)   Identify, screen and review individuals qualified to serve as directors to recommend to the Board; review each current director and recommend to the Board whether such director should stand for re-election; and recommend to the Board the nominees for election or re-election at the next annual meeting of stockholders and for filling vacancies that may occur at other times, subject to the limitations set forth in the corporate governance guidelines of the Company;

(c)   Review director candidates submitted by the Company’s stockholders;

(d)   Review annually with the Board the composition of the Board as a whole, including whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, and other desired qualities;

(e)   Review periodically the size of the Board and recommend to the Board any appropriate changes;

(f)    To determine the reasons for the resignation of any director.

(g)   Oversee the implementation and monitor the effectiveness of the corporate governance guidelines of the Company, and develop and recommend to the Board modifications and or additions to the Company’s corporate governance guidelines;

(h)   To review the Board of Directors’ committee structure and delegate responsibilities to be included in the Charter of each Board committee.

(i)    Consider corporate governance issues that arise from time to time, and develop appropriate recommendations for the Board;

(j)    Review the corporate governance implications, if any, of any proposed changes in director compensation;

(k)   To develop and recommend to the Board of Directors for its approval a set of Corporate Governance Guidelines and a Code of Ethics applicable to the Company. The Committee shall review the Code of Ethics from time to time and recommend changes as necessary.

(l)    To review the effectiveness of all Board committees, including the Committee, and make recommendations for improvements and to develop and recommend to the Board of Directors for its approval an annual self-evaluation process of the Board and its committees. The Committee shall oversee the annual self-evaluation process and may make recommendations to the Board for any improvements that the Committee may deem appropriate in its sole discretion.

(m)  To review and update the Company’s web site, Bylaws and Certificate of Incorporation for compliance with the listing standards, the rules and regulations of the SEC and the Sarbanes-Oxley Act, as that same may be amended from time to time, and the rules and regulations promulgated thereunder.

C-2

ANNUAL MEETING OF STOCKHOLDERS OF

WESTAFF, INC.

April 19, 2006

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS IN PROPOSAL 1 AND
APPROVAL OF THE 2006 STOCK INCENTIVE PLAN IN PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
			FOR	AGAINST	ABSTAIN
1. Election of Directors:		2. Approval of the 2006 Stock Incentive Plan.	☐	☐	☐

NOMINEES:
☐ FOR THE NOMINEES	Ronald D. Stevens	PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY.
Jack D. Samuelson

☐	WITHHOLD AUTHORITY
FOR THE NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder		Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WESTAFF, INC.

PROXY

The undersigned, revoking previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated March 10, 2006 in connection with the 2006 Annual Meeting of Stockholders to be held at 10:00 a.m. on April 19, 2006 at the Company’s administrative offices, 298 N. Wiget Lane, Walnut Creek, California, and hereby appoints W. Robert Stover and Bonnie A. McDonald, and each of them, (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each to vote all shares of the Common Stock of WESTAFF, INC. registered in the name provided herein which the undersigned is entitled to vote at the 2006 Annual Meeting of Stockholders, and at any adjournment or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, the proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in the Proxy Statement.

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF TWO DIRECTORS, APPROVAL OF THE 2006 STOCK INCENTIVE PLAN AND FOR ANY OTHER MATTER OR MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

SEE REVERSE SIDE. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATION, SIMPLY SIGN AND DATE ON THE REVERSE SIDE. YOU NEED NOT MARK ANY BOXES.

(Continued and to be signed on the reverse side)